THE CALVERT FUND
                   CALVERT NEW VISION SMALL CAP FUND

                    Prospectus dated July 31, 1997
                Date of Supplement: September 10, 1997

The following is added to the cover page of the Prospectus:

Effective October 1, 1997, Portfolio Advisory Services, Inc. is no longer the investment subadvisor for the Calvert New Vision Small Cap Fund ("Small Cap Fund"), a portfolio of The Calvert Fund. The Fund's Board of Trustees and investment advisor have retained Awad & Associates ("AWAD"), also effective October 1, 1997, to manage the Small Cap Fund. AWAD's principal business office is located at 477 Madison Avenue, New York, New York 10022. All references in the Prospectus to "PASI" or "Subadvisor" of the Small Cap Fund will refer to AWAD as of October 1, 1997.

The Small Cap Fund will be managed by a team of investment professionals. The senior investment officer is James D. Awad. Mr. Awad has been in the investment business since 1965, focusing on research and portfolio management. Prior to forming AWAD, he was founder and President of BMI Capital, a successful money management firm. In addition, he has managed assets at Neuberger & Berman, Channing Management and First Investment Corp. Mr. Awad earned an MBA from Harvard Business School and a BS Cum Laude from Washington & Lee University.